UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                          November 27, 2006

Aldila, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13450 Stowe Dr., Poway, California	92064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (858) 513-1801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountants.

On November 29, 2006 we filed a Form 8-K indicating that on November 27, 2006 we were informed by Peterson & Co., LLP (“Peterson”), our independent registered public accounting firm as follows:

Peterson has consummated a merger with Squar, Milner, Miranda & Williamson, LLP (“Squar Milner”).  Squar Milner, which is located in Newport Beach, California, is also registered with the Public Company Accounting Oversight Board (United States).  The name of the post-merger firm is Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner Peterson”).

We filed that Form 8-K as notification that Peterson will no longer be our independent registered public auditor.  The SEC has requested we treat this event as Peterson having resigned, declined to stand for re-election, or being dismissed as our independent registered public accounting firm.  Accordingly, we now supplement our earlier Form 8-K with the following information:

Peterson’s report on our financial statements as of and for the years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

The members of our Audit Committee have been informed of the merger of Peterson into Squar Milner Peterson.  Our Audit Committee has not yet met to determine if Squar Milner Peterson will be retained as our new independent registered public auditor, but our Audit Committee will meet soon to make that decision.

During our two most recent fiscal years ended December 31, 2004 and December 31, 2005, and any subsequent interim period preceding the merger of Peterson with Squar Milner Peterson there were no disagreements with Peterson on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction would have caused them to make reference thereto in their report on our financial statements.

During our two most recent fiscal years ended December 31, 2004 and December 31, 2005, and any subsequent interim period preceding the merger of Peterson with Squar Milner Peterson there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

We have provided Peterson with a copy of the foregoing disclosures.  A copy of their letter required by Item 304(a)(3) of Regulation S-K is attached as an exhibit to this Form 8-K/A

Item 9.01.  Financial Statements and Exhibits

(a)   Financial statements of businesses acquired.

Not applicable

(b)   Pro forma financial information.

Not applicable

(d)   Exhibits.

Exhibit No.                             Description

16.1                                                                           Letter from Independent Registered Public Accounting Firm, dated December 4, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDILA, INC.
Dated: December 4, 2006	By:	/s/ Robert J. Cierzan
	Name:	Robert J. Cierzan
	Title:	Vice President, Secretary
and Treasurer